                                                                    Exhibit 99.2


AMERICAN RETIREMENT CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
RETIREMENT CENTER COMMUNITIES - THIRD QUARTER 2005
 ($'s in thousands)

                                         RETIREMENT CENTER COMMUNITIES:  TOTAL
                                         -------------------------------------
                                                           Q1 04    Q2 04    Q3 04    Q4 04    Q1 05    Q2 05    Q3 05
                                                          -------- -------- -------- -------- -------- -------- --------
Resident and healthcare revenue                           $85,288  $85,578  $86,526  $89,787  $91,482  $93,794  $95,244
Community operating expense                                56,791   56,546   58,168   59,085   60,890   61,869   63,482
                                                           -------  -------  -------  -------  -------  -------  -------
Community operating contribution                           28,497   29,032   28,358   30,702   30,592   31,925   31,762
Community operating margin                                   33.4%    33.9%    32.8%    34.2%    33.4%    34.0%    33.3%

Community operating contribution excluding
    Amortization of Deferred Entrance Fee Revenue          25,832   26,592   26,249   27,553   28,357   29,226   29,252

Ending Occupancy                                            8,374    8,424    8,436    8,482    8,585    8,567    8,635
Ending Occupancy %                                           94.4%    95.0%    95.1%    95.7%    94.6%    94.8%    95.3%

Average Monthly Occupancy                                   8,376    8,382    8,408    8,438    8,532    8,572    8,593
Monthly Revenue per unit                                  $ 3,394  $ 3,403  $ 3,430  $ 3,547  $ 3,574  $ 3,647  $ 3,695
Year to Year % Change                                         8.0%     6.3%     5.0%     9.8%     5.3%     7.2%     7.7%

Monthly Operating Contribution per unit                     1,134    1,155    1,124    1,213    1,195    1,241    1,232
Year to Year % Change                                        13.0%    12.4%    14.2%    16.2%     5.4%     7.5%     9.6%

                                   RETIREMENT CENTER COMMUNITIES:  RENTAL COMMUNITIES
                                   --------------------------------------------------

                                                           Q1 04    Q2 04    Q3 04    Q4 04    Q1 05    Q2 05    Q3 05
                                                          -------- -------- -------- -------- -------- -------- --------
Resident and healthcare revenue                           $55,007  $55,249  $56,306  $57,387  $58,493  $59,919  $61,386
Community operating expense                                34,326   33,983   35,422   35,932   36,739   37,259   38,769
                                                           -------  -------  -------  -------  -------  -------  -------
Community operating contribution                           20,681   21,266   20,884   21,455   21,754   22,660   22,617
Community operating margin                                   37.6%    38.5%    37.1%    37.4%    37.2%    37.8%    36.8%

Ending Occupancy                                            5,576    5,595    5,581    5,623    5,586    5,597    5,648
Ending Occupancy %                                           95.2%    95.5%    95.2%    96.0%    95.4%    95.7%    96.5%

Average Monthly Occupancy                                   5,582    5,576    5,580    5,594    5,602    5,596    5,615
Monthly Revenue per unit                                  $ 3,285  $ 3,303  $ 3,364  $ 3,420  $ 3,480  $ 3,569  $ 3,644
Year to Year % Change                                         7.5%     6.5%     4.5%     9.0%     5.9%     8.1%     8.3%

Monthly Operating Contribution per unit                     1,235    1,271    1,248    1,278    1,294    1,350    1,343
Year to Year % Change                                        11.2%    11.8%    10.3%     7.4%     4.8%     6.2%     7.6%

                                   RETIREMENT CENTER COMMUNITIES:  ENTRANCE FEE CCRCs
                                   --------------------------------------------------

                                                           Q1 04    Q2 04    Q3 04    Q4 04    Q1 05    Q2 05    Q3 05
                                                          -------- -------- -------- -------- -------- -------- --------
Resident and healthcare revenue                           $30,281  $30,329  $30,220  $32,400  $32,989  $33,875  $33,858
Community operating expense                                22,465   22,563   22,746   23,153   24,151   24,610   24,713
                                                           -------  -------  -------  -------  -------  -------  -------
Community operating contribution                            7,816    7,766    7,474    9,247    8,838    9,265    9,145
Community operating margin                                   25.8%    25.6%    24.7%    28.5%    26.8%    27.4%    27.0%

Ending Occupancy                                            2,798    2,829    2,855    2,859    2,999    2,970    2,987
Ending Occupancy %                                           93.0%    94.0%    94.8%    95.0%    93.3%    93.2%    93.8%

Average Monthly Occupancy                                   2,795    2,806    2,828    2,844    2,930    2,976    2,978
Monthly Revenue per unit                                  $ 3,612  $ 3,603  $ 3,562  $ 3,797  $ 3,753  $ 3,794  $ 3,790
Year to Year % Change                                         9.2%     6.1%     5.9%    11.0%     3.9%     5.3%     6.4%

Monthly Operating Contribution per unit                       932      923      881    1,084    1,005    1,038    1,024
Year to Year % Change                                        17.3%    13.0%    25.4%    45.0%     7.9%    12.5%    16.2%

Net Cash Flow per unit (includes Net Resale Cash Flow)      1,326    1,503    1,442    1,217    1,397    1,551    1,007

Entrance Fee Sales:
Total Entrance Fee (Independent Living) Units               2,066    2,066    2,066    2,064    2,217    2,213    2,214
Ending Occupancy %                                           95.4%    96.3%    97.1%    97.2%    95.8%    95.6%    95.7%

Entrance Fee Sales (in units)                                  69       84       79       68       70       81       61
Entrance Fee Sales                                        $10,257  $11,976  $11,931  $ 9,224  $11,589  $14,271  $ 9,563
Refunds paid on Entrance Fee Terminations                   2,433    2,868    3,181    3,192    4,137    5,293    5,437
Net Resale Cash Flow                                        7,824    9,108    8,750    6,032    7,452    8,978    4,126


NOTE: The sales proceeds at entrance fee CCRCs provide a source of financing to the community, thereby reducing the financing costs (interest or lease expense)
that it would otherwise incur. As a result of the residents paying an up-front entrance fee, they pay a lower monthly service fee than they would pay at a similar rental community without entrance fees. As a result, entrance fee communities have lower operating margins (but lower non-operating financing costs) than similar rental communities.



AMERICAN RETIREMENT CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
FREE-STANDING ASSISTED LIVING COMMUNITIES - THIRD QUARTER 2005
 ($'s in thousands)

                              FREE-STANDING ASSISTED LIVING COMMUNITIES
                              -----------------------------------------
                                    Q1 04    Q2 04     Q3 04     Q4 04    Q1 05    Q2 05     Q3 05
                                   -------- -------- --------- --------- -------- -------- ----------
Resident and healthcare revenue    $22,663  $23,532   $24,563   $25,506  $26,207  $26,847    $28,195
Community operating expense         17,061   17,519    17,657    17,970   18,447   18,027     19,474
                                    -------  -------   -------   -------  -------  -------    -------
Community operating contribution     5,602    6,013     6,906     7,536    7,760    8,820      8,721
Community operating margin            24.7%    25.6%     28.1%     29.5%    29.6%    32.9%      30.9%

Ending Occupancy                     2,394    2,456     2,504     2,533    2,562    2,561      2,630
Ending Occupancy %                    84.3%    86.5%     88.3%     89.3%    90.1%    89.9%      90.8%

Average Monthly Occupancy            2,384    2,430     2,478     2,521    2,537    2,557      2,592
Monthly Revenue per unit           $ 3,169  $ 3,228   $ 3,304   $ 3,372  $ 3,443  $ 3,500    $ 3,626
Year to Year % Change                  8.7%     7.5%      8.2%      9.9%     8.7%     8.4%       9.7%

Monthly Operating Contribution
 per unit                              783      825       929       996    1,020    1,150      1,122
Year to Year % Change                 78.5%    46.3%     39.2%     37.3%    30.2%    39.4%      20.8%


NOTE: Excludes two non-consolidated joint ventures from Q1 04 to Q2 05; Excludes one non-consolidated joint venture during Q3 05



 AMERICAN RETIREMENT CORPORATION AND SUBSIDIARIES
 SUPPLEMENTAL INFORMATION
 INNOVATIVE SENIOR CARE / THERAPY
 SECOND QUARTER 2006
 ($'s in thousands)

                                   Q1 04   Q2 04     Q3 04     Q4 04    Q1 05    Q2 05    Q3 05
                                 -------- ------- ---------- -------- -------- -------- --------
 Revenues                         $8,781  $9,207     $9,970  $10,902  $11,745  $12,504  $13,472

 Therapy clinics                      81      87         93       96      107      115      124

 Outside clinics (included in
  above totals)                       12      17         23       25       34       41       50

 Therapy staff
    Full time                        248     280        338      354      369      418      508
    Part time                        201     205        232      225      208      209      205




AMERICAN RETIREMENT CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
SAME COMMUNITY RESULTS - THIRD QUARTER 2005
 ($'s in thousands)

 INCLUDING ENTRANCE FEE COMMUNITIES:
 -----------------------------------
                                      Three months ended September 30       $          %
                                     --------------------------------
                                              2005              2004     Change     Change
                                     --------------    --------------    -------  -----------
Resident & Healthcare revenue          $   121,672       $   111,090    $10,582          9.5%
Community operating expense                 81,340            75,825      5,515          7.3%
                                     --------------    --------------    -------  -----------
Community operating contribution       $    40,332       $    35,265      5,067         14.4%
Community operating margin                    33.1%             31.7%

# Locations                                     59                59
Avg. Occupancy                                94.1%             93.0%
Avg. Occupied Units                         10,998            10,886        112          1.0%
Avg. Mo. Revenue/unit                  $     3,688       $     3,402    $   286          8.4%
Avg. Mo. Operating Contribution/unit         1,222             1,080        143         13.2%

 EXCLUDING ENTRANCE FEE COMMUNITIES:
 -----------------------------------
                                      Three months ended September 30          $            %
                                     --------------------------------
                                              2005              2004     Change     Change
                                     -------------     -------------    -------  -----------
Resident & Healthcare revenue          $    89,067            80,870    $ 8,197         10.1%
Community operating expense                 57,966            53,079      4,887          9.2%
                                     -------------     -------------    -------  -----------
Community operating contribution       $    31,101       $    27,791      3,310         11.9%
Community operating margin                    34.9%             34.4%

# Locations                                     53                53
Avg. Occupancy                                93.8%             92.7%
Avg. Occupied Units                          8,172             8,058        114          1.4%
Avg. Mo. Revenue/unit                  $     3,633       $     3,345    $   288          8.6%
Avg. Mo. Operating Contribution/unit         1,269             1,150        119         10.3%


* This table sets forth certain selected financial and operating data on a Same
Community basis. "Same Community basis" refers to communities that were owned and/or leased by the company throughout each of the periods being compared.



AMERICAN RETIREMENT CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
REVENUE - THIRD QUARTER 2005
 ($'s in thousands)

                                                   Three months ended Three months ended
                                                      September 30,       September 30,
                                                   ---------------------------------------
                                                       2005%        2004%
                                                    -------- --------  -------- ----------
COMPOSITION
-----------
Revenues:
 Retirement Centers
   Independent living                              $ 39,640     31.7% $ 36,623       32.7%
   Assisted living                                   15,450     12.4%   14,449       12.9%
   Skilled Nursing                                   20,314     16.3%   19,263       17.2%
   Ancillary services, including Innovative
    Senior Care (therapy and wellness programs)      17,330     13.9%   14,082       12.6%
   Amortization of Deferred Entrance Fee Revenue      2,510      2.0%    2,109        1.9%
                                                    --------     ----  --------       ----
                                                     95,244     76.3%   86,526       77.2%

 Free-Standing Assisted Living
   Assisted living                                   25,062     20.1%   21,839       19.5%
   Ancillary services, including Innovative
    Senior Care (therapy and wellness programs)       3,133      2.6%    2,724        2.4%
                                                    --------     ----  --------       ----
                                                     28,195     22.6%   24,563       21.9%

 Total Resident and Healthcare Revenue              123,439     98.9%  111,089       99.1%

 Management and Contract Services                       664      0.6%      500        0.4%
 Reimbursed Expenses                                    646      0.5%      460        0.4%
                                                    --------     ----  --------       ----
                                                      1,310      1.1%      960        0.9%
                                                    --------     ----  --------       ----

 Total Revenues                                    $124,749    100.0% $112,049      100.0%

BY PAYOR
--------
 Private Pay                                       $104,024     83.4% $ 95,515       85.2%
 Medicare                                            18,386     14.7%   13,946       12.4%
 Medicaid                                             2,340      1.9%    2,588        2.4%
                                                    -------- --------  -------- ----------
 Total                                             $124,749    100.0% $112,049      100.0%



AMERICAN RETIREMENT CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
OTHER STATISTICS - THIRD QUARTER 2005

UNIT CAPACITY BY COMMUNITY TYPE
-----------------------------------
                                               At September 30,
                                                     2005
                                             --------------------
                                             Locations  Capacity
                                             ---------- ---------
Rental Retirement Centers:
   Owned-100%                                        3       445
   Leased                                           19     5,431
   Managed - other                                   3       683
                                             ---------- ---------
                                                    25     6,559

Entrance Fee Retirement Centers:
   Owned-100%                                        3       919
   Owned- 90%                                        -         -
   Leased                                            3     1,525
   Managed-Freedom Square                            1       739
   Managed-other                                     3       740
                                             ---------- ---------
                                                    10     3,923

Free-Standing AL's:
   Owned-100%                                       11       976
   Owned-Joint Venture                               1       116
   Leased                                           20     1,828
   Leased-Joint Venture                              1        91
                                             ---------- ---------
                                                    33     3,011

All Communities:
   Owned-100%                                       17     2,340
   Owned- 90%                                        -         -
   Owned-Joint Venture                               1       116
   Leased                                           42     8,784
   Leased-Joint Venture                              1        91
   Managed-Freedom Square                            1       739
   Managed-other                                     6     1,423
                                             ---------- ---------
                                                    68    13,493

Note: Leased communities include both operating and capital leases. The one
      Owned-Joint Ventures is managed and is not consolidated. Freedom
      Square is consolidated due to the variable interest entity rules set forth in FIN 46.